ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY

Fiscal 2024 Shareholders' Meeting

November 2024



2024 Shareholders’ Meeting

Welcome

Shareholder Meeting

CEO Remarks

Questions from Shareholders

ABTC Board of Directors

Introductions



Ryan Melsert



Susan Yun Lee



Rick Fezell



Elizabeth Lowery



Sherif Marakby



Bret Meich
General Counsel
Board Secretary

ABTC Executive Leadership Team



Ryan Melsert
CEO, CTO, and Director



Steven Wu
Chief Operating Officer



Jesse Deutsch
Chief Financial Officer



Scott Jolcover
Chief Mineral Resource Officer



2024 Shareholders' Meeting

Voting on Items Proposed in the Proxy Statements

Shareholder Vote

American Battery Technology Company
2024 Annual Shareholders' Meeting
November 13, 2024


MIXED PLASTICS
MIXED METALS
ALUMINUM
STEEL
COPPER
BLACK MASS

Secretary's Report on Voting

Voting on Items Proposed in the Proxy Statements



2024 Shareholders’ Meeting

Adjournment of the Shareholder Meeting

CEO Remarks

American Battery Technology Company
Ryan Melsert

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company") management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, risks and uncertainties related to the Company's ability to continue as a going concern; interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2024. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

3 Independent Challenges to the North American Battery Supply Chain



Security of Supply

<1%

Of global battery materials produced by USA

Less than 1% of the global manufacturing capacity of each of the primary battery metals (lithium, nickel, cobalt, and manganese) is currently within the US.

Cost of Supply

$

Cost of battery minerals has soared alongside supply scarcity

The cost of manufacturing and importing these battery metals has grown rapidly over recent years as demand has grown at a far faster pace than new supply can enter the market.

Environmental Impact of Supply

Many conventional recycling and mining practices are harmful to the environment

The mining and recycling of these battery metals through conventional techniques can result in the emission of large amounts of greenhouse gases, criteria pollutants, and contaminated water and soil.


End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Active/Inactive Refined Materials
Waste Cells
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
1
Primary Battery Metals Manufacturing
2
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Mineral Resource Development
3

U.S. CIRCULAR BATTERY MATERIALS SUPPLY CHAIN

1. A robust and **cost-competitive battery recycling industry** can ***close-the-loop*** and make a meaningful impact on near-term domestic supply

2. However, recycling alone cannot meet growing demand, therefore **domestic manufacturing of primary battery metals** needs to be ramped rapidly to ***fill-the-loop*** with low-cost and low environmental impact material

3. In addition to manufacturing primary battery metals, **domestic mineral resources need to be developed** in order to supply the primary feed for these facilities

A History of Achievements: ABTC Battery Recycling Milestones

< 2023: Building Foundations

Awards
- **$2M** Grant from US Advanced Battery Consortium
- Awarded **$10M** US DOE Grant, Advanced Battery Technologies

Partnerships
- Winner of BASF/Greentown Circularity Challenge
- ABTC/BASF Development Recycled Cathode Metal Specs

Key Milestones
- Internal Recycling Design Complete
- Recycling Facility #1 Complete

2024: Rapid Commercialization

Awards
- Awarded **$20M** DOE/IRS Tax Credit Award for Recycling Facility #1 + Awarded **$40M** DOE/IRS Tax Credit Award for Recycling Facility #2
- Awarded **$150M** for new facility in SE US

Partnerships
- ABTC & BASF Sign Battery Recycling Strategic Partnership
- BASF qualifies recycled metals produced by ABTC

Key Milestones
- Test Run Operating Recycling Facility at Over 115% Design Rate
- Advanced NextGen technologies integrated

2024+: Scaling & Growth

Awards
- Additional Grant/Loan Proposals Under Review

Partnerships
- Strategic Partnerships, Recycling Facility #2

Key Milestones
- 2nd Recycling Facility Site Selection

Awards | Partnerships | Key Milestones

A History of Achievements: ABTC Primary LiOH* Manufacturing Milestones

< 2023: Building Foundations

- ABTC wins $2.8M DOE Grant for LiOH Demonstration Facility
- Partnership with Black & Veatch as Lead EPC
- Staking of Lithium Claims, Tonopah, NV
- Maiden Resource Report Published, One of Largest Lithium Resources in US
- Design of LiOH from Claystone Process
- Exploration Programs #1 & #2 Completed

2024: Rapid Commercialization

- US DOI BLM Permitting Needs Assessment Completed
- ABTC wins $58M DOE Grant to Construct Commercial LiOH Refinery
- Validation of LiOH sample material by cathode refiner
- Initial Assessment (IA/PEA) Published
- Exploration Program #3 Completed
- LiOH Demonstration Facility Constructed
- Battery Grade LiOH Manufactured from Demonstration Facility

2025+: Scaling & Growth

- Additional Grant/Loan Proposals Under Review
- Evaluation of Offers for Long-Term Offtake Purchase of Battery Grade LiOH
- Tonopah PreFeasibility Study (PFS) Published
- Tonopah Definitive Feasibility Study (DFS) Published
- Construction of Commercial LiOH Refinery Commences
- Mining Operations Permitted

* Lithium Hydroxide

Awards | Partnerships | Key Milestones

2024 Key Company Goals

As Committed to During the December 2023 Shareholder Meeting

1) Publication of Tonopah Flats Preliminary Economic Assessment (PEA)
2) Publication of updated Tonopah Flats Resource Report
3) Commissioning and first operations of LiOH pilot plant
4) Execution of long-term offtake agreement for Tonopah Flats LiOH
5) Performing 4th Tonopah Flats drill program – Move towards proven reserve
6) Publication of Tonopah Flats Preliminary Feasibility Study (PFS)
7) Execution of Strategic Partnership Agreement with BASF
8) Implementation of Battery Recycling hydrometallurgy processing train
9) Site selection for partner co-located commercial scale battery recycling facility
10) Permitting and construction of Tonopah Flats commercial LiOH refinery

Key Company Goals

#1 - Publication of Tonopah Flats Initial Assessment (IA / PEA)

Status: **Completed**

American Battery Technology Company Announces Increased and Upgraded Lithium Resource to Measured and Indicated Classifications for One of the Largest Lithium Projects in the United States

Company continues to advance development of its Tonopah Flats Lithium Project, accelerating its path to commercialization of the domestic lithium supply chain

Reno, Nev., January 18, 2024 — American Battery Technology Company (ABTC) (NASDAQ: ABAT), an integrated critical battery materials company that is commercializing its technologies for both primary battery minerals manufacturing and secondary minerals lithium-ion battery recycling, is pleased to announce upgraded Measured Resource and Indicated Resource classifications for its Tonopah Flats Lithium Project (TFLP) located in Big Smoky Valley near Tonopah, Nevada. The favorable announcement, published in an S-K 1300 report titled *Updated Resource Estimate and Initial Assessment with Project Economics for the Tonopah Flats Lithium Project, Esmeralda and Nye Counties, Nevada, USA* (Updated Initial Assessment), increases the resource's classification and attractiveness for commercialization.

- Initial Assessment for Tonopah Flats published in January 2024, detailing Tonopah Flats Lithium Project as *one of largest identified lithium resources in the U.S.*

Key Company Goals

#2 - Publication of Updated Tonopah Flats Resource Report, with Measured and Indicated Classifications

Status: **Completed**

American Battery Technology Company Publishes Updated Initial Assessment and Economic Analysis for its Tonopah Flats Lithium Project for One of the Largest Identified Lithium Resources in

Reno, Nev., April 24, 2024 – American Battery Technology Company (ABTC) (NASDAQ: ABAT), an integrated critical battery materials company that is commercializing its technologies for both primary battery minerals manufacturing and secondary minerals lithium-ion battery recycling, has published an amended Initial Assessment for its Tonopah Flats Lithium Project (TFLP).

The TFLP is one of the largest identified lithium resources in the U.S., and while initial pit designs and economic analyses in previous assessments evaluated the full resource, this updated Initial Assessment utilizes a commercialization pathway with a more rigorous mine plan that contemplates utilization of only Measured and Indicated Mineral Resources, and excludes Inferred Mineral Resources, to supply the planned commercial-scale lithium hydroxide monohydrate (LHM) refinery.

» Updated Initial Assessment for Tonopah Flats published in April 2024, detailing TFLP with *upgraded mineral classifications of Measured and Indicated*

Key Company Goals

#3 - Commissioning of Claystone Lithium Hydroxide Pilot Plant

Status: **Completed**

US Department of Energy Secretary Jennifer Granholm Tours American Battery Technology Company Commercial Facilities



- Commissioned in June 2024, producing battery-grade LiOH product







Key Company Goals

#4 – Execution of Long-Term Offtake Agreement for Tonopah LiOH

Status: **In-Progress**



- Negotiations in progress with multiple long-term offtake strategic partners
- Battery grade samples produced from claystone to LiOH pilot plant, technical due diligence by multiple customers and independent agencies

Key Company Goals

#5 – Establish Proven Reserve at Tonopah Flats, 4th Drill Program

Status: **In-Progress**



350.5

- Drill program established for the additional program for resource expansion and facility of pit design

Key Company Goals

#6 – Publication of Tonopah Flats Preliminary Feasibility Study (PFS)

Status: **In-Progress**



» Expanded samples assayed from Drill Program #4 and additional data from operations of bench and pilot scale systems to enable PFS publication

Key Company Goals

#7 – Execution of Strategic Partnership Agreement with BASF

Status: **Completed**


electrek
GREEN ENERGY LITHIUM-ION BATTERY EV BATTERIES LI-ION BATTERIES BATTERY RECYCLING
In a US first, new EV battery cells will be made with recycled metals
Michelle Lewis | Sep 11 2023 - 10:24 am PT | 9 Comments

- ABTC and BASF enter into Strategic Partnership Agreement to create one of the first closed loop battery material supply chains within North America

Key Company Goals

#8 – Implementation of Battery Recycling Hydrometallurgy Processing Train

Status: **In Progress**





Tare Weight
Empty Container: 399.1g
Solution Weight: 3327.7g
Total Weight: 3726.8g
ABTC



ABTC
ABTC



ABTC

- C-sample quantities of battery grade metal products delivered to customers for evaluation (NiSO4, CoSO4, MnSO4, and LiOH)
- Confirmation from customer that all required impurity and morphology specifications have been achieved

Key Company Goals

#9 – Site Selection for Second Commercial-Scale Battery Recycling Facility

Status: **In Progress**


MESC
Accelerating Domestic Supply Chain for Battery Manufacturing
ROUND 1 AWARDEES & ROUND 2 SELECTEES
ENERGY.GOV/MESC
KEY
Round 1 Awardee
Round 2 Selectee
Raw Materials
Separation & Processing
Component Manufacturing
Battery Manufacturing
Recycling

Round 2

American Battery Technology Company

Project Name: Commercial Scale Battery Recycling Facility for the Manufacturing of Domestic Critical Battery Minerals
Applicant: ABTC (American Battery Technology Company)
Location: South Carolina
Status: Round 2 Selectee
Federal Cost Share: $150,000,000
Supply Chain Segment: Recycling

- ABTC selected for highly competitive grant from U.S. Department of Energy for $150 million in federal funding for construction of second battery recycling facility
- Updated site selection underway with strategic partners

Key Company Goals

#10 – Permitting and Construction of Tonopah Flats Commercial LiOH Refinery

Status: **In Progress**

ABTC Engages World-Class Global Engineering, Procurement, and Construction Solutions Leader Black & Veatch

Initiates Design, Construction of First-of-Kind Commercial-Scale Sedimentary-Based Lithium Hydroxide Manufacturing Facility in Smoky Valley, Nevada

Reno, Nev. April 17, 2023 —American Battery Technology Company (ABTC) (OTCQX: ABML), an American critical battery materials company commercializing both its primary minerals manufacturing and secondary minerals lithium-ion battery recycling technologies, has engaged global critical infrastructure solutions leader Black & Veatch in a technical services agreement to support the design, construction, and commissioning of ABTC's first commercial-scale lithium hydroxide manufacturing facility in Tonopah, Nevada.

The design and construction of this first-of-kind facility, supported by a competitively selected U.S. Department of Energy (DOE) grant, will commercialize ABTC's novel process for the manufacturing of battery-grade lithium hydroxide from unconventional Nevada-based lithium-bearing sedimentary resources, and will have the capacity to initially produce 30,000 metric tons of lithium hydroxide per year.

» Permitting and commercial construction design of lithium hydroxide refinery underway

BLACK & VEATCH

Key Company Goals

Significant Milestones Achieved Beyond Previous Goals

IRS
Department of the Treasury
Internal Revenue Service
Large Business & International Division

For your reference
Letter number: 6598 Date: March 29, 2024

We received your application.

You submitted an application, 48C(e) control number on behalf of American Battery Technology Company, on November 3, 2023 for a Qualifying Advanced Energy Project Credit Allocation under Internal Revenue Code Section 48C(e) for the facility

The Department of Energy (DOE) conducted a technical review of your Section 48C(e) application for this facility and provided a recommendation to the Internal Revenue Service (IRS). The IRS has granted your request for a $19,575,896 credit allocation for the facility described in this letter after considering DOE's recommendation.

» **$20 million** award to support expansion of current battery recycling facility

IRS
Department of the Treasury
Internal Revenue Service
Large Business & International Division

For your reference
Letter number: 6598 Date: March 29, 2024

We received your application.

You submitted an application, 48C(e) control number , on behalf of American Battery Technology Company, on December 26, 2023 for a Qualifying Advanced Energy Project Credit Allocation under Internal Revenue Code Section 48C(e) for the facility

The Department of Energy (DOE) conducted a technical review of your Section 48C(e) application for this facility and provided a recommendation to the Internal Revenue Service (IRS). The IRS has granted your request for a $40,500,000 credit allocation for the facility described in this letter after considering DOE's recommendation.

» **$40.5 million** award to support construction of second battery recycling facility

Key Company Goals

Significant Milestones Achieved Beyond Previous Goals

$150M DOE Grant to fund construction of Second Commercial Battery Recycling Facility in 2025/2026 **with production capacity of 100,000 tonnes/year**

- **Represents a 5X capacity increase over existing plant with 100,000 tonnes/year** planned throughput
- **Site selection underway,** breaking ground in 2025, production in 2026
- **Opportunity for co-location** in SE US with key strategic partners
- **Facility to manufacture critical battery minerals** including nickel, cobalt, manganese, and lithium



Key Company Goals – The Year Ahead

Goals for 2025

1) Publication of Prefeasibility Study (PFS) for Tonopah Flats
2) Establishment of probable/proven Reserve at Tonopah Flats
3) Execution of long-term offtake agreement for Tonopah Flats LiOH
4) Conversion/monetization of $20M 48C awarded tax credit for Reno battery recycling facility
5) Commercial-scale recycled metals product sale from Reno hydrometallurgy train
6) Successful completion of US DOE supported claystone to LiOH pilot plant project
7) Contracting/kickoff of US DOE $150 million grant project for second battery recycling facility
8) Finalization of partner selection/site select for second battery recycling facility
9) Conversion/monetization of $40M 48C awarded tax credit for second battery recycling facility
10) Completion of R&D phase of awarded “next generation advanced” battery recycling technologies



Questions

info@batterymetals.com


ABTC
AMERICAN BATTERY

Concluding Remarks

Thank You